Exhibit 99.1

THIS SUPPLEMENTARY AGREEMENT is made and entered into on this 1 day of March , 2019

BETWEEN :-

(1)	PT. Supratama Makmur Sejahtera, a limited liability company duly organized and existing under the laws of the Republic of Indonesia ("PTSMS") with its registered office at Gran Bintaro Office Park A No 12, Jalan Bintaro Permai, South Jakarta of the first part;

AND

(2)	Smartag International, Inc. a limited liability company duly organized and existing under the laws of Nevada, with its correspondence office at 3651 Lindell Road Ste D269, Las Vegas, NV 89103, United States of America ("Smartag") of the second part;

AND

(3)	OREB Sdn. Bhd., (983330-H) a Malaysian limited liability company duly organized and existing under the laws of Malaysia ("OREB") with its registered office at 4808-1-26, CBD Perdana 2, Persiaran Perdana, Cyberjaya, Selangor, 63000 of the third part;

WHEREAS :-

(A)	On October 12, 2017 PTSMS signed an MOU with PT Rijan Dinamis Selaras (RDS) representing Pondok Pesantren Riyadhul Jannah Pacer Mojokerjo, founder of Consultative Assembly of Indonesian Boarding Schools which has a network of 28,000 boarding schools to provide a Shariah compliant Fintech solution for the boarding school environment, the majority which are in the rural areas. This includes:
a.	Savings and lending
b.	E-Money and e-Wallet
c.	Payment services
d.	Pawn house
e.	Investor crowd funding and P2P services
f.	Remittances and money transfers
g.	Crypto currency
h.	Syariah/Sukuk financial service outlets
(B)	Subsequently On 27 February 2018, PTSMS and Smartag, entered into a Joint Venture and Shareholders Agreement (the “Main JV Agreement”) whereby PTSMS and Smartag shall establish a Foreign Direct Investment Limited Liability Company (PMA company) established in the Republic of Indonesia to be the holding company as well as to carry on business in the development, implementation, operation and management of an e-Wallet system (now to be called the “Mobisaria” e-Wallet system in Indonesia to potentially 5000 rural Islamic Co-operatives known as Baitulmaal or BMTs, many of which are licensed Islamic Micro Finance houses, in addition to the related 28,000 Pesantren or Islamic boarding schools. ("the Mobisaria Project");

(C)	On July 26, 2018 Smartag announced that it has entered into a share exchange agreement with the shareholders of OREB to enable the former to acquire all of the outstanding stock in the latter. OREB has a Multimedia Super Corridor Tax Free Status in Malaysia as a Fintech company specializing in online remittances and e-business. With this acquisition, Smartag plans to utilize its wholly owned subsidiary OREB as a regional centre to provide Fintech research & development and technical support including P2P transfers, e-commerce, micro finance and blockchain traceability to the whole region including Indonesia.

(D)	On December 12, 2018, PTSMS and PT. Telekomunikasi Selular (“Telkomsel”), the largest mobile cellular operator in Indonesia entered into an MOU whereby both parties shall engage into a community Corporate Social Responsibility Relationship (CSR) Program to be called Patriot Desa Digital (Smart Digital Village) whereby PTSMS shall provide, amongst other things, the Mobisaria Platform and other content and applications for the rural community as part of Telkomsel’s Corporate Social Responsibility and under Telkomsel’s budget. Telkomsel, on the other hand, shall provide the infrastructure including all such things as may be necessary to enable high speed mobile internet into the rural villages.

(E)	As a result of the developments above and for more effective implementation within South-east Asia as well for certain tax planning benefits enjoyed by OREB, Smartag and PTSMS hereby wish to amend certain provisions of the Main JV Agreement by entering into this Supplementary Agreement. Thus, the Parties hereto hereby agree to enable Smartag to novate, authorise, delegate as well as to organise the planning of South-east Asian operations under one regional hub based in Malaysia under its wholly owned subsidiary OREB. All Parties hereby shall use their best endeavours to co-operate with each another for the success of the proposed joint venture and wish to make available such of their resources and facilities, as may be reasonable to carry into effect the Parties' intentions, in accordance with the terms of this Agreement; and

(F)	The joint venture PMA company to be formed in Indonesia shall however continue be a joint venture between Smartag and PTSMS and will be organised under the laws of the Republic of Indonesia, in accordance with the Indonesia Foreign Investment Law No. 1 of 1967 as amended by Law No. 11 of 1970 of the Republic of Indonesia as duly amended and revised and as duly administratively clarified from time to time by Indonesian authorities.

NOW THEREFORE, for and in consideration of the mutual promises and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged by each Party, the Parties intending to be mutually bound thereby, IT IS AGREED by and between the Parties as follows:

1.       DEFINITIONS & INTERPRETATION

As used in this Agreement, the following terms shall have the following meanings, unless the context plainly requires a different meaning:-

"Agreement" shall mean this Joint Venture Supplementary Agreement together with all amendments and modifications duly executed pursuant to the provisions hereof.

"Effective Date" shall mean March 1, 2019

"Parties" shall mean the parties to the Agreement collectively and "Party" shall mean PTSMS or Smartag or OREB individually, as the context requires.

"Person" shall mean a natural person as well as a corporate entity duly organized and existing under the laws of the jurisdiction of organization.

"Ringgit or RM." shall mean the lawful currency of Malaysia.

"Rupiah or Rp." shall mean the lawful currency of the Republic of Indonesia.

"US$" shall mean the lawful currency of the United States of America.

1.2       References to Clauses, Recitals, Appendices and Schedules are to clauses, recitals, appendices and schedules to this Agreement. The Schedules form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement.

1.3       Any reference to a statutory provision shall include such provision and any regulations made in pursuance thereof as from time to time modified or re-enacted whether before or after the date of this Agreement so far as such modification or reenactment applies or is capable of applying to the transactions contemplated under this Agreement and (so far as liability thereunder may exist or can arise) shall include also any past statutory provisions or regulations (as from time to time modified or re-enacted) which such provisions or regulations have directly or indirectly replaced.

1.4       Words denoting the singular number only shall include the plural number and vice versa.

1.5       Words denoting the masculine gender only shall include the feminine gender.

1.6       References to persons shall be deemed to include bodies corporate or unincorporate body.

1.7       The Recitals to this Agreement shall be and form an integral part of this Agreement.

1.8       Headings in this Agreement are for convenient reference only and shall not be used to construe or interpret this Agreement.

2.	OBLIGATIONS OF PARTIES UPON EXECUTION OF AGREEMENT

2.1       Notwithstanding that this Agreement is executed on the day and year first above written the obligations of the Parties under this Agreement shall take effect as from the Effective Date.

2.2       All Parties hereby agree to extend the original date for which PTSMS will procure that the following approvals to February 28, 2020 which is twelve (12) months from the Effective Date herein upon similar terms and conditions (if any) as in the Main JV Agreement as may be acceptable to the Parties, namely:-

2.2.1	the approval of the BKPM for :-

i)	the investment of each of the Parties in the Company for the conduct of the Business Operations; and

ii)	the type of business of the Company for the joint venture (PMA) company;

2.2.2	all other approvals and licences from the Bank Indonesia or the Financial Services Authority/ Otoritas Jasa Kewangan (OJA) including a Fintech e-Wallet license, P2P license, online Micro Finance licenses, as the case may be, and/or any other relevant statutory or regulatory body, authority or government department as may be necessary to operate the Company and to conduct the Business Operations;

2.3	PTSMS shall appoint one person as a new director of OREB and OREB shall appoint one person to be the new Commissioner of PTSMS.

3.       OBLIGATIONS OF SMARTAG

3.1       Unless otherwise stated in this Supplementary Agreement, all the obligations of Smartag as stated under the Main JV Agreement shall continue to be binding and effective.

4.       OBLIGATIONS OF OREB

4.1       Commencing from the Effective Date, the following shall be the responsibility and obligations of OREB :-

4.1.1	engage in the design, development, implementation and ownership of the back-end for the e-Wallet, e-Money, Micro Finance or Micro Credit, Pawn shop, e-Commerce, online remittance and any other online or mobile app business models to the extent necessary to support the front-end operations of Mobisaria;

4.1.2	provide technical online support for the e-logistics or any other support including rural mini collection and distribution services throughout Indonesia, as may from time to time be agreed upon by the Parties;

4.1.3	provide financial control, audit and accounting for the dispensation and collection of funds from Smartag and/or OREB, as the case may be, and conduct all manner of financial transactions as may be necessary for compliance and consolidation for Smartag as a publicly listed USA reporting corporation ; and

4.1.4	engage in any activity and endeavour in the pursuit of and in conformity with the objectives and purposes mentioned above and conduct its activities in the broadest sense of the word in such manner and in such form as is permitted under the prevailing laws.

5.       OBLIGATIONS OF PTSMS

5.1       Commencing from the Effective Date, the following shall be the responsibility and obligations of PTSMS :-

5.1.1       provide liaison, social networking and protocol support as may be necessary for the front and back end design, development, implementation and ownership of the Mobisaria e-Wallet, e-Money, Micro Finance or Micro Credit, Pawn shop, e-Commerce, online remittance and any other online or mobile app business models to the extent necessary to support the front-end operations of Mobisaria;

5.1.2       provide liaison, social networking and protocol support for the e-logistics or any other support including rural mini collection and distribution services throughout Indonesia, as may from time to time be agreed upon by the Parties;

5.1.3       provide fullest co-operation to enable the Parties to observe financial control, audit and accounting for the dispensation and collection of funds from Smartag and/or OREB, as the case may be, and conduct all manner of financial transactions as may be necessary for compliance and consolidation for Smartag as a publicly listed USA reporting corporation ; and

5.1.4       engage in any activity and endeavour in the pursuit of enlarging the membership of users under the Mobisaria e-Wallet including liaison with BMTs, Pesantrens, Telkomsel and other third parties and in conformity with the objectives and purposes mentioned above and conduct its activities in the broadest sense of the word in such manner and in such form as is permitted under the prevailing laws.

6.       REFERENCES IN THE AGREEMENT

This Supplementary Agreement shall be deemed to form part of the Main JV Agreement. Accordingly, all references in the Main JV Agreement to this "Agreement" shall be construed as references to the Main JV Agreement as supplemented and amended by this Supplementary Agreement. Subject to the provisions of this Supplementary Agreement, the Main JV Agreement shall remain in full force and effect.

7.       ALL FEES, ROYALTIES AND PROCUREMENT TO BE CONDUCTED AT ARMS LENGTH

7.1       All Parties herein hereby agree that in return for Smartag investing into the Mobisaria project thereby incurring substantial costs for providing the Mobisaria system as well as a wide range of other technical and logistics support, OREB shall be able to charge and be paid for the following:

7.1.1       All costs, time charge, expenses including third party outsourced expenses, whether within Indonesia or outside, in such manner as to reflect market rates, and normal business practices on an arms’ length transaction basis; and

7.1.2       A royalty fee to be computed on a quarterly basis for usage of the Mobisaria or any other system deployed by PTSMS at a percentage of between five to fifty-one percent to be agreed upon for each and every service provided based upon the total revenue sharing between PTSMS and the BMTs, Telkomsel or any other third party merchant or agents, after deduction of expenses and withholding taxes.

8.       PRIOR CONSENT OF IMPORTANT MATTERS

8.1       For the following matters, the unanimous approval of all Parties herein shall be needed:

8.1.1	Alterations or amendments to the scope of work and/or deliverables to be done by any Party;

8.1.2	Formation of any subsidiary or investment in another third party company, partnership or any other form of business organizations with third party doing the same or similar line of Fintech, e-Wallet, micro finance, e-logistics and e-commerce business; and
8.1.3	Appointment of local information technology agents or partners.

9.       INTELLECTUAL PROPERTY RIGHTS

9.1       Subject to Sections 9.2 below, OREB hereby grants, conveys and assigns to PTSMS, by execution hereof (or, where appropriate or required, by execution of separate instruments of assignment), all its (and their) right, title and interest in and to the e-Wallet platform to be used by Mobisaria or PTSMS including all systems design, architecture, software patents and trade secrets. OREB further grants, conveys and assigns to PTSMS all the rights to use and maintain the Mobisaria system. OREB further covenants that OREB will, without demanding any further consideration therefor, at the request and expense of PTSMS (except for the value of the time of OREB employees), do all lawful and just acts that may be or become necessary for evidencing, maintaining, recording and perfecting PTSMS’s rights to such system consistent with OREB’s general business practice as of the Effective Date, including but not limited to, execution and acknowledgment of assignments and other instruments in a form reasonably required by PTSMS.

9.2       PTSMS hereby waives any and all claims of any right, title and interest in and to any intellectual property of OREB including the e-Wallet, the P2P system, the e-Commerce technology, payment gateway apps, online micro finance systems and all other Applications and system design and architecture for Mobisaria or any other such branding in Indonesia including all related applications done by OREB.

10.       AUTHORITY

10.1       No Party is authorized to act for or undertake any obligation or liability on behalf of another Party. The Parties may act under this Agreement solely in the capacity of this joint venture and solely in accordance with the procedures specified herein.

11.       CONFIDENTIALITY

11.1       Each of the Parties agrees and undertakes that any and all information received by it in connection with this Agreement which is derived from any of the other Parties (however acquired and in whatever form) will be treated by it as confidential and that it will not disclose all or any part of it to any third party (other than the Company or another Party) or otherwise seek to exploit all or any part of it without the prior written consent of the Company and the Party concerned, provided that this Section shall not apply to information which at any time comes into the public domain through no fault of such party, or is required to be furnished to any government or public authority pursuant to any law or judicial order applicable to any Party or Shareholder thereof or the Company.

11.2       Each of the Parties further agrees to make all reasonable efforts and to take all reasonable precautions to prevent any of its employees or Personnel, or any other persons whatsoever, from obtaining or making any unauthorized use of, or effecting, any disclosure of any such information.

11.3       Each of the Parties further agrees that the Company shall treat all such information as confidential and shall not disclose all or any part of it to any third party or otherwise seek to exploit all or any part of it without the prior written consent of the Party from which it is derived, and that the Company shall make all reasonable efforts and take all reasonable precautions, to prevent any of its Directors, employees or personnel, or any other persons whatsoever, from obtaining or making any unauthorized use of, of effecting any disclosure of, any such information.

11.4       Notwithstanding anything contained herein, nothing in this Agreement shall be construed to prohibit Smartag from making such announcements or disclosures to the public, the relevant Stock Exchange or otherwise as shall be required under any relevant statutory provisions, rules or guidelines of any statutory or regulatory authority in the United States, Malaysia or Indonesia.

12. LAW AND INTERPRETATION

12.1       The provisions of this Agreement shall be governed in all respects by and construed in accordance with the laws of Malaysia.

12.2       This Agreement is executed in a text using the English Language which shall be the governing language despite translation into any other language(s). If for any reason any Indonesian language translation of this Agreement may be required, the Parties agree that shall obtain the translation prepared by a duly sworn translator, and such translation shall not be contested by Smartag except for manifest error.

13.       AGREEMENT BINDING ON THE PARTIES

13.1       Subject to the other provisions of this Agreement each of the Parties shall be bound by this Agreement for so long as it holds Shares in the Company.

13.2       The Parties hereby agree to cause the provisions of this Agreement insofar as it is applicable to the Company to be adopted by the Company at the first general meeting of Shareholders.

14.       CHANGES IN THE FOREIGN INVESTMENT LAW

In the event the laws and regulations relating to the foreign investment in Indonesia are liberalized to the benefit of foreign investors, the Parties agree and covenant to amend this Agreement and the Articles of Association of the Company to ensure that Smartag or OREB obtain full benefit of the liberalization.

33.       ENTIRE AGREEMENT AND AMENDMENT

3.1       Unless otherwise provided herein, this Supplementary Agreement and the Main JV Agreement sets forth the entire understanding and agreement between the Parties with respect to the subject matter herein and supersedes and cancels any and all prior or contemporaneous oral or written agreements or representations, if any, between the parties.

IN WITNESS WHEREOF, the Parties have executed this Agreement in the English Language in duplicate, each of equal tenor and enforceability, by duly authorized representatives of the Parties on the date and year first written above.

SIGNED by Dadang Geminar Suprayogi ) /s/ Dadang Geminar Suprayogi

)

for and on behalf of )

)

PT. Supratama Makmur Sejahtera )

)

in the presence of :- )

SIGNED by Lock Sen Yow ) /s/ Lock Sen Yow

)

for and on behalf of )

)

SMARTAG INTERNATIONAL, INC. )

)

in the presence of :-

SIGNED by Yap Chere Song ) /s/ Yap Chere Song

)

for and on behalf of )

)

OREB Sdn Bhd )

)

in the presence of :-